Exodus Movement, Inc. May 2025 Treasury Update and Monthly Metrics

OMAHA, Neb., June 10, 2025 -- Exodus Movement, Inc. (NYSE American: EXOD) ("Exodus"), a leading self-custodial cryptocurrency platform, today announced an update to selected digital asset holdings of Exodus’ corporate treasury, as well as updated user and exchange provider processed volume metrics, as of May 31, 2025:

Selected Digital Asset Holdings (Unaudited)

Bitcoin (BTC): 2,038 BTC as of May 31, 2025

Ethereum (ETH): 2,721 ETH as of May 31, 2025

Solana (SOL): 29,109 SOL as of May 31, 2025

Users
Monthly Active Users (MAUs): 2.2 million as of May 31, 2025, of which approximately 675,000 are Passkeys wallets.

Swap Volume
Exchange provider processed volume was $486M for the month of May 2025, of which $69M (14%) originated from our XO Swap partners.

Exodus CEO JP Richardson commented: “Our monthly active users benefited from a brief May promotion aimed at Passkeys Wallets that we do not expect to reoccur in June. However, this performance demonstrates the power of our Passkeys tech, enabling a scalable, hassle free, and under thirty second wallet onboarding experience ideal for stablecoin adoption. Additionally, we believe our sponsorship of the Las Vegas BTC 2025 conference further reinforced Exodus’ market leadership in bringing crypto, including Bitcoin and stablecoins, to the wider public.”

“Our operations continue to generate Bitcoin,” Exodus CFO James Gernetzke remarked. “In particular, incremental increases in our BTC units held demonstrate the real-world benefits of our operational philosophy. In addition, we plan to continue to drive shareholder value by executing upon our organic growth initiatives, pursuing potential strategic acquisitions, and expanding our digital assets treasury.”

About Exodus

Exodus is a financial technology leader empowering individuals and businesses with secure, user-friendly crypto software solutions. Since 2015, Exodus has made digital assets accessible to everyone through its multi-asset crypto wallets prioritizing design and ease of use.

With self-custodial wallets, Exodus puts customers in full control of their funds, enabling them to swap, buy, and sell crypto. Its business solutions include Passkeys Wallet and XO Swap, industry-leading tools for embedded crypto wallets and swap aggregation.

Exodus is committed to driving the future of accessible and secure finance. Learn more at exodus.com or follow us on X at x.com/exodus.

Investor Contact

investors@exodus.com

Disclosure Information

Exodus uses the following as means of disclosing material nonpublic information and for complying with disclosure obligations under Regulation FD: websites exodus.com/investors and exodus.com/blog; press releases; public videos, calls, and webcasts; and social media: X (@exodus and JP Richardson's feed @jprichardson), Facebook, LinkedIn, and YouTube.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements are based on our beliefs and assumptions and on information currently available to us as of the date hereof. In some cases, you can identify forward-looking statements by the following words: “will,” “expect,” “would,” “should,” “intend,” “believe,” “expect,” “likely,” “believes,” “views”, “estimates”, or other comparable terminology.

Forward-looking statements in this document include, but are not limited to, management statements regarding management’s confidence in our products, services, business trajectory and plans, expectations regarding demand for our products, and optionality around future securities offerings, including to finance acquisitions. Such forward-looking statements involve a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those expressed or implied by our forward-looking statements. Such factors include those set forth in “Item 1. Business” and “Item 1A. Risk Factors” of Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2025, as well as in our other reports filed with the SEC from time to time.

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